SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 22, 2001


                            PRINCETON MINING COMPANY
             (Exact name of registrant as specified in its charter)


              IDAHO                                              82-6008727
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                                   001-04026
                            (Commission File Number)


   1111 South Main Street, Suite 127
            Grapevine, TX                                          76051
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 817-410-5762
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ITEM 5. OTHER EVENTS.

None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTOR'S

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

     The Company needs additional time to finalize its financial statements in order to ensure accurate reporting of its financial condition and results of operations. The Company expects to file these statements by July 31, 2001.

     (b)  Pro Forma Financial Information of the Merged Companies.

     The Company needs additional time to finalize its financial statements in order to ensure accurate reporting of its financial condition and results of operations. The Company expects to file these statements by July 31, 2001.

     (c)  Exhibits.

     None.

ITEM 8.  CHANGE IN FISCAL YEAR

None.

ITEM 9.  REGULATION FD DISCLOSURE

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2001                    Princeton Mining Company


                                        By: /s/ Randy Howell
                                            -------------------------
                                            Randy Howell, Director